Exhibit 32.2


              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS
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       ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002
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         Pursuant to 18 U.S.C. section 1350, the undersigned officer of Atrion
Corporation (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 26, 2004                         /s/ Jeffery Strickland
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                                              Jeffery Strickland
                                              Chief Financial Officer




     The foregoing certification is made solely for purpose of 18 U.S.C.ss.1350 and not for any other purpose.